Exhibit 23.1.1



Consent of Independent Certified Public Accountant


                         DiRocco & Company, C.P.A., P.A.
                               6601 NW 14th Street
                                    Suite #3
                            Plantation, Florida 33313


               Consent of Independent Certified Public Accountant


         I consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated April 19, 2005 appearing in the Annual Reports on Form 10-KSB of Zkid Network Company for the year ended December 31, 2004.




         DiRocco & Company, C.P.A., P.A.
         /s/ Dirocco & Company, C.P.A., P.A.
         -----------------------------------------------
         Plantation, Florida
         July 8, 2005










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